JOINT ESCROW INSTRUCTIONS

Dated as of March 1, 2001

David A. Rapaport Esq.
333 Sandy Springs Circle, Suite 230
Atlanta, GA  30328

Dear Mr. Rapaport:

     As escrow agent for Regent Energy Corporation. (RGEY) and Generation Capital Associates (GCA), and other purchasers signatory hereto (Purchaser(s)) pursuant to a Financing Terms Agreement dated as of March 1, 2001 to which a copy of these Joint Escrow Instructions is attached (Agreement), you (Escrow Agent) are hereby authorized and directed to hold and disburse the Regent Shares, Regent Warrants, Regent Warrants Shares and Purchase Price funds delivered to the Escrow Agent pursuant to the terms of the Agreement (Escrow Property):

     1. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by RGEY, Purchaser(s), and the Escrow Agent.

     2. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as Escrow Agent while acting in good faith, except for fraud, willful misconduct, or gross negligence, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be evidence of such good faith.

     3. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     4. The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement, these Joint Escrow Instructions, or any documents or papers deposited or called for hereunder.

     5. The Escrow  Agent shall be  entitled  to employ  such legal  counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefore. The Escrow Agent has acted as legal counsel for GCA in

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connection  with the Agreement and may continue to act as legal counsel for GCA, from time to time, notwithstanding its duties as Escrow Agent hereunder. Purchaser(s) and RGEY hereby waive any and all claims and allegations of conflict in relation to the Escrow Agent's continued representation of the GCA as its attorney.

     6. The Escrow Agent's responsibilities as Escrow Agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the other parties to the Agreement.. In the event of any such resignation, RGEY and Purchaser(s) shall appoint a successor Escrow Agent.

     7. If the Escrow Agent reasonably requires other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     8. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Escrow Property held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone, all or any part of the said Escrow Property until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the Escrow Property held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction in accordance with the applicable procedure therefore.

     9. RGEY and Purchaser(s) agree jointly and severally to indemnify and hold harmless the Escrow Agent from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from fraud, gross negligence or willful misconduct of the Escrow Agent.

     10. In the event of any action or proceeding brought by any party against another under these Joint Escrow Instructions and/or the Agreement, the prevailing party or parties shall be entitled to recover all expenses incurred through the date of final collection, including without limitation, all attorneys' fees.

     11. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery, overnight courier, facsimile or three business days after deposit in the United States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the addresses listed below their signature, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

     12. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns and shall be governed by the laws of the State of Georgia without giving effect to principles governing the conflicts of laws. A facsimile transmission of these instructions signed by the Escrow Agent shall be legal and binding on all parties hereto.

     13. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Agreement.



Regent Energy Corporation

/s/ John N. Ehrman
--------------------------------------------------------------
By:      John N. Ehrman, President

Regent Energy Corporation
650 North Sam Houston Parkway E., Suite 500
Houston, TX 77060
Tax I.D. 84-1034362
Tel: 281/931-3800
Fax: 281/272-2987
Email: playa@pdq.net

Purchaser(s):

Generation Capital Associates


By: /s/ Latrobe J. Laidlaw
    -------------------------------------------------
         Latrobe Laidlaw, Director of Operations

Generation Capital Associates
1085 Riverside Trace
Atlanta, GA  30328
Tax I.D. 13-3175117
Tel: 404/303-8450
Fax: 404/255-2218


Scott W. Ryan


/s/ Scott W. Rayn
-----------------------------------------------------

Scott W. Ryan
111 Presidential Blvd., Suite 246
Bala Cynwyd, PA 19004 Tax I.D.
Tel: 610/333-4477
Fax: 610/668-9307
Email: swryan@aol.com



                     SIGNATURES CONTINUED ON FOLLOWING PAGE




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                     SIGNATURES CONTINUED FROM PREVIOUS PAGE



Reconditioned Systems, Inc.

By: /s/ Dirk D. Anderson
    ----------------------------------------------------------
          Dirk D. Anderson, Chief Executive Officer

Reconditioned Systems, Inc.
444 West Fairmont
Tempe, AZ 85282
Tax I.D. 86-0576290
Tel: 800/280-5000
Fax: 480/894-1907
Email:
       --------------------

Donald J. Zadeck

/s/ Donald J. Zadeck
--------------------------------------------

Donald J. Zadeck
504 Texas Street
Suite 300
Shreveport, LA  71101
Tax I.D. ###-##-####
Tel: 318/227-1330
Fax: 318/425-8432
Email:



Agreed to and accepted:

Escrow Agent

/s/ David A. Rapaport
-----------------------------------------------------
David A. Rapaport
333 Sandy Springs Circle
Suite 230
Atlanta, GA  30328
Tel: 404/257-9150
Fax: 404/257-9125
Email: drapaport@hcfmgmt.com